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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
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    / /  Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                QUICKTURN DESIGN SYSTEMS, INC.
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                (Name of Registrant as Specified In Its Charter)

                                 MENTOR GRAPHICS CORPORATION
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     and 0-11.
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     SPECIAL MEETING OF QUICKTURN STOCKHOLDERS CALLED BY MENTOR CONVENED AND
                            ADJOURNED TO DECEMBER 11

          -- Quickturn Stockholders Urged to Tender Shares on or Before
                           November 30 Expiration Date --

WILSONVILLE, OR, NOVEMBER 24, 1998 -- Mentor Graphics Corporation (Nasdaq:
MENT) announced that, pursuant to a stipulation and Order of the Delaware Court of Chancery, the special meeting of stockholders of Quickturn Design Systems, Inc. (Nasdaq: QKTN) called by Mentor Graphics convened today and was immediately adjourned until December 11, 1998 without conducting any substantive business.

As previously announced, the principal purpose of the special meeting is to vote on replacing the Quickturn Board of Directors with a slate of independent directors nominated by Mentor. If the nominees are elected, Mentor expects that, subject to their fiduciary duties to all Quickturn stockholders, the new directors will take the steps necessary to facilitate the stockholders' ability to accept Mentor's $12.125 per share all-cash offer. Quickturn asserts that the special meeting date has been conditionally set for January 8, 1999, based on a bylaw adopted by the Quickturn Board after Mentor commenced its offer. Mentor is seeking to invalidate the bylaw through the Delaware litigation in order to proceed with the special meeting on December 11, 1998.

The special meeting called by Mentor will be reconvened at 11:00 a.m. on December 11, 1998 at the office of the Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware.

Dr. Walden C. Rhines, President and Chief Executive Officer of Mentor Graphics, said: "We look forward to the December 11 special meeting, and in the meantime urge Quickturn stockholders to tender their shares before the expiration of Mentor's Offer at 12:00 Midnight, New York City time, on Monday, November 30, 1998, unless extended."

Mentor's Offer to Purchase, proxy solicitation materials and related documents are available on a Mentor World Wide Web site at http://www.mentorg.com/file.

The Dealer Manager for the Offer is Salomon Smith Barney. The Information Agent for the Offer is MacKenzie Partners, Inc., which can be reached toll-free at 800-322-2885 or by collect call at 212-929-5500.

CONTACT:   Anne M. Wagner                  Roy Winnick/Todd Fogarty
           Vice President, Marketing       Kekst and Company
           503/685-1462                    212/521-4800

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